SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 21, 2008 (July 21, 2008)

Date of Report (Date of earliest event reported)
XM SATELLITE RADIO INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-39178	52-1805102

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
1500 Eckington Place, N.E.
Washington, DC 20002

(Address of principal executive offices, including zip code)
(202) 380-4000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     In connection with presentations being made relating to the financing of the previously announced merger of XM Satellite Radio Holdings Inc. (“XMSR”) with a wholly-owned subsidiary of Sirius Satellite Radio Inc. (“Sirius”), XMSR has furnished certain information to potential investors attached as Exhibit 99.3 to XMSR’s Current Report on Form 8-K filed on the date hereof.
     The information set forth under “Item 7.01 Regulation FD Disclosure” and Exhibit 99.3 hereto is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by XMSR as to the materiality of such information.

Item 8.01	Other Events.
      On July 21, 2008, XMSR issued a press release announcing that it is launching an offering of $400 million aggregate principal amount of new senior notes. The offering is part of a series of transactions to refinance certain debt of XM Satellite Radio Inc. in connection with the previously announced merger of XMSR with a wholly-owned subsidiary of Sirius. A copy of the press release is attached as Exhibit 99.2 to XMSR’s Current Report on Form 8-K filed on the date hereof and is incorporated herein by reference.
     In connection with presentations being made relating to the financing of the previously announced merger of XMSR with a wholly-owned subsidiary of Sirius, XMSR has provided certain updated risk factors to potential investors attached as Exhibit 99.4 to XMSR’s Current Report on Form 8-K filed on the date hereof and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

99.2	Press Release dated July 21, 2008 (Item 8.01) (incorporated by reference to XMSR’s Current Report on Form 8-K filed on the date hereof)

99.3	Regulation FD Disclosure (incorporated by reference to XMSR’s Current Report on Form 8-K filed on the date hereof)

99.4	Risk Factors (incorporated by reference to XMSR’s Current Report on Form 8-K filed on the date hereof)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO INC.
Dated: July 21, 2008	By:	/s/ Joseph M. Titlebaum
		Name:	Joseph M. Titlebaum
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.2	Press Release dated July 21, 2008 (Item 8.01) (incorporated by reference to XMSR’s Current Report on Form 8-K filed on the date hereof)

99.3	Regulation FD Disclosure (incorporated by reference to XMSR’s Current Report on Form 8-K filed on the date hereof)

99.4	Risk Factors (incorporated by reference to XMSR’s Current Report on Form 8-K filed on the date hereof)